UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2018

EPHS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7694 Colony Palm Drive Boynton Beach, FL 33436

(Address of principal executive offices and zip code)

(212) 321-0091

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On October 12, 2018, EPHS Holdings, Inc. (the “Company”) received approval for its commercial cultivation license from Health Canada. This license is a part of the Access to Cannabis for Medical Purposes Regulation (“ACMPR”). Now, the Company can produce cannabis products for medicinal use, such as, licensed products, dried or fresh cannabis, cannabis oil, starting material and plants.

On October 16, 2018, the Company issued a press release announcing receipt of the license. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2018	EPHS HOLDINGS, INC.

	By:	/s/ Gianfranco Bentivoglio
	Name:	Gianfranco Bentivoglio
	Title:	Chief Executive Officer and Chief Financial Officer